UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

CRAY INC.

(Exact name of registrant as specified in its charter)

Washington	0-26820	93-0962605
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Fifth Avenue, Suite 1000 Seattle, WA		98164
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 701-2000

Registrant’s facsimile number, including area code: (206) 701-2500

None

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) The Board of Directors (the “Board”) of Cray Inc. (the “Company”) and the shareholders of the Company have previously approved the Company’s 2013 Equity Incentive Plan (the “2013 Plan”). On December 11, 2014, the Compensation Committee of the Board approved the updated form of notice of restricted stock award and restricted stock purchase agreement (the “Restricted Stock Form”), updated form of notice of stock option grant and stock option award agreement (the “Stock Option Form”), form of notice of restricted stock unit award and restricted stock unit award agreement (the “RSU Form”) and form of notice of stock appreciation right award grant and stock appreciation right award agreement (the “Stock Appreciation Rights Form”) for use under the 2013 Plan.

Restricted stock issued pursuant to the Restricted Stock Form vest and the Company’s right of repurchase lapses over time or pursuant to performance targets, contingent on the recipient’s continued services to the Company or a parent or subsidiary of the Company.

Options granted pursuant to the Stock Option Form vest and become exercisable over time or pursuant to performance targets, contingent on the recipient’s continued services to the Company or a parent or subsidiary of the Company. In addition, in the event of the recipient’s death, disability, termination for cause or other termination, the exercisability of the options is also subject to the applicable provisions of the 2013 Plan and the Stock Option Form.

RSUs issued pursuant to the RSU Form vest and are settled over time or pursuant to performance targets, contingent on the recipient’s continued services to the Company or a parent or subsidiary of the Company, and are settled within 30 days following each applicable vesting date.

Stock appreciation rights granted pursuant to the Stock Appreciation Rights Form vest and become exercisable over time or pursuant to performance targets, contingent on the recipient’s continued services to the Company or a parent or subsidiary of the Company. In addition, in the event of the recipient’s death, disability, termination for cause or other termination, the exercisability of the stock appreciation rights are also subject to the applicable provisions of the 2013 Plan and the Stock Appreciation Rights Form.

The Restricted Stock Form, the Stock Option Form, the RSU Form and the Stock Appreciation Rights Form are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Form 8-K and incorporated herein by reference. The foregoing disclosure is qualified in its entirety by reference to those exhibits.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of 2013 Equity Incentive Plan Notice of Restricted Stock Award and Restricted Stock Purchase Agreement

10.2	Form of 2013 Equity Incentive Plan Notice of Stock Option Grant and Stock Option Award Agreement

10.3	Form of 2013 Equity Incentive Plan Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement

10.4	Form of 2013 Equity Incentive Plan Notice of Stock Appreciation Right Award Grant and Stock Appreciation Right Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 2014	CRAY INC.

	By:	/s/ MICHAEL C. PIRAINO
Michael C. Piraino Vice President Administration, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of 2013 Equity Incentive Plan Notice of Restricted Stock Award and Restricted Stock Purchase Agreement

10.2	Form of 2013 Equity Incentive Plan Notice of Stock Option Grant and Stock Option Award Agreement

10.3	Form of 2013 Equity Incentive Plan Notice of Restricted Stock Unit Award and Restricted Stock Unit Award Agreement

10.4	Form of 2013 Equity Incentive Plan Notice of Stock Appreciation Right Award Grant and Stock Appreciation Right Award Agreement